CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Exhibit 10.11(q)

SECOND AMENDMENT TO PURCHASE AGREEMENT

This SECOND AMENDMENT, dated as of January 23, 2020 (this “Amendment”), to the PURCHASE AGREEMENT, dated as of November 16, 2018 (the “Existing Agreement” and as amended by this Amendment and the First Amendment to the Purchase Agreement dated as of November 13, 2019, the “Agreement”), among PERIMETER MASTER NOTE BUSINESS TRUST, a business trust organized and existing under the laws of the State of Nevada, as issuer (the “Issuer”), PERIMETER FUNDING CORPORATION, a Nevada corporation (“Perimeter”), as transferor (together with its successors and permitted assigns in such capacity, the “Transferor”), ACCESS FINANCING, LLC, a Georgia limited liability company, as servicer (together with its successors and permitted assigns, the “Servicer”), TSO-FORTIVA NOTES HOLDCO LP, as Agent (the “Agent”) and TSO-FORTIVA NOTES HOLDCO LP, as an Investor.

W I T N E S S E T H :

WHEREAS, the parties wish to amend the Existing Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Existing Agreement.

2. Amendments.

(a) Section 1.1 of the Existing Agreement is hereby amended by deleting the definition of “Target Proceeds Amount” and adding the following two definitions:

“Daily Target Proceeds Amount” means, for any date of determination occurring on or after December 1, 2019, an amount equal to [*****], in each case as of the day prior to such date of determination.

“Target Proceeds Amount” means, for each Monthly Period commencing on or after December 1, 2019 and occurring before December 1, 2020, an amount equal to the sum of the Daily Target Proceeds Amount for each day in such Monthly Period.

(b) Schedule A of the Existing Agreement is amended hereby by deleting the definition of “Target Proceeds Amount.”

(c) Section 2.2 of the Existing Agreement is amended hereby by deleting the fourth sentence of paragraph (b) and inserting the following in its place:

The Issuer shall deliver no more than two such notices to the Agent in any calendar month, and each amount specified in any such notice must be (i) in an aggregate amount of not less than $1,000,000 and (ii) if the related Increase Date shall occur after February 8, 2021, in an aggregate amount, when combined with any Note Principal Balance Increase (as defined in the Series 2017-One Supplement) occurring on the same day, of not less than $5,000,000.

(d) Section 2.2 of the Existing Agreement is amended hereby by deleting paragraph (e) and inserting the following in its place:

(e) Notwithstanding anything contained herein or in the other Transaction Documents, in the event the Issuer prepays all or a portion of the Class A Note Principal Balance during the Revolving Period, the Maximum Principal Amount shall not be reduced and the Issuer shall continue to have the right to request Note Principal Balance Increases on the terms and subject to the conditions hereof.

(e) Section 2.3 of the Existing Agreement is amended hereby by deleting paragraph (b) and inserting the following in its place:

(b) The Issuer hereby covenants that the aggregate of the Class A Note Principal Balance and the Class A Note Principal Balance (as defined in the Series 2017-One Supplement) shall equal or exceed $[*****] at all times commencing on December 1, 2019 and prior to December 1, 2020. Notwithstanding the foregoing, if the Issuer repays all or any portion of the Class A Note Principal Balance, at any time and from time to time during any Monthly Period commencing on December 1, 2019 and prior to December 1, 2020, in an amount that causes the aggregate of the Class A Note Principal Balance and the Class A Note Principal Balance (as defined in the Series 2017-One Supplement) to be less than $[*****], the Issuer shall pay to the Agent on behalf of the Investors an amount equal to the Target Proceeds Amount in accordance with the Indenture Supplement. At any time on or after December 1, 2020, the Transferor or its designee shall have the option to purchase the Class A Notes from the Investors at an amount equal to the outstanding Class A Note Principal plus accrued and unpaid interest thereon and all other amounts due in respect of the Class A Notes under the Transaction Documents.

(f) Section 4.2 of the Existing Agreement is amended hereby by deleting paragraph (m) and inserting the following in its place:

(m) Additional Series. Notwithstanding anything contained herein or in the other Transaction Documents, the Issuer may issue additional Series of notes under the Indenture or any Indenture Supplement without obtaining the Agent’s prior written consent.

(g) Section 4.2 of the Existing Agreement is amended hereby by deleting paragraph (jj) and inserting the following in its place:

(jj) [Reserved].

(h) Section 4.2 of the Existing Agreement is amended hereby by deleting paragraph (ll) and inserting the following in its place:

(ll) Transfer of Class B Notes; Class B Note Purchase Agreement. The Class B Notes shall not be transferred in whole or in part without the prior written consent of the Agent, which consent shall not be unreasonably delayed or withheld; provided, however, the Class B Notes may be transferred to an Affiliate of the Holder of the Class B Notes without the consent of the Agent. The Class B Note Purchase Agreement shall not be amended, restated or otherwise modified without the prior written consent of the Agent which consent shall not be unreasonably delayed or withheld.

(i) The following new Section is hereby added to the Existing Agreement as Section 4.6:

Notwithstanding anything contained herein, the Agent hereby agrees, for itself and on behalf of the Investors, to consent to or waive any requested amendment or waiver to the Series 2018-Two Indenture Supplement or the Class A Purchase Agreement (as defined in the Series 2018-Two Indenture Supplement) requested by the Transferor or required pursuant to the Series 2018-Two Supplement to the definitions of “Advance Rate,” “Borrowing Base,” “Class A Costs,” “Class A-1 Note Rate,” “Class A-2 Note Rate,” “Excess Concentration Amounts,” “Monthly Interest,” “Net Eligible Receivables Balance” or any term used directly or indirectly in such defined term.

(j) Exhibit D of the Existing Agreement is amended hereby by deleting paragraph 7 and inserting the following in its place:

7. No draws under the Senior Supplement may occur unless before and immediately following such draw, the sum of the Class B Note Principal Balance and the Series Required Transferor Amount shall be no less than 10% of the sum of (i) the Note Principal Balance and (ii) the outstanding principal balance of the Senior Facility.

3. Representations and Warranties. Each of the parties hereto represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity). As of the date hereof, each of the Transferor, the Issuer and the Servicer, as to itself only and not as to any other, represents and warrants to the Agent, the Investors and the Certificateholder, that all representations and warranties made by it in Section 4.1 of the Agreement, with respect to itself, are true and correct as of the date hereof.

4. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the Existing Agreement shall remain in full force and effect. All references to the Existing Agreement in any other document or instrument among the parties hereto shall be deemed to mean such Existing Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Existing Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Existing Agreement, as amended by this Amendment, as though the terms and obligations of the Existing Agreement were set forth herein.

5. Limited Recourse; No Proceedings. Sections 6.10 and 6.11 of the Agreement are incorporated herein by reference.

6. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

8. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under the parties to this Agreement, (d) Wilmington Trust, National Association has not verified and has conducted no investigation as to the accuracy or completeness of any representation, warranty or covenant of the Issuer and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any Indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other document to which the Issuer is a party.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

PERIMETER FUNDING CORPORATION,

as Transferor

By: /s/ Bettie Lass

Name: Bettie Lass
Title: Treasurer

ACCESS FINANCING, LLC, as Servicer

By: /s/ Brian Stone

Name: Brian Stone
Title: President

PERIMETER MASTER NOTE BUSINESS

TRUST, as Issuer

By: Wilmington Trust, National

Association, not in its individual capacity

but solely as Owner Trustee

By:/s/ Nancy E. Hagner
Name: Nancy E. Hagner
Title: Assistant Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO PURCHASE AGREEMENT]

TSO-Fortiva Notes Holdco LP, as Agent

By: TowerBrook TSO GP (Alberta), L.P., its

General Partner

By: TowerBrook Investors, Ltd., its General

Partner

By: /s/ Glenn F. Miller
Name: Glenn F. Miller
Title: Authorized Signatory

TSO-Fortiva Notes Holdco LP, as Investor

By: TowerBrook TSO GP (Alberta), L.P., its

General Partner

By: TowerBrook Investors, Ltd., its General

Partner

By: /s/ Glenn F. Miller
Name: Glenn F. Miller
Title: Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO PURCHASE AGREEMENT]